SECOND OMNIBUS AMENDMENT AND JOINDER TO TRANSACTION DOCUMENTS – Page 1 13312-781/Pulte Mortgage Warehouse Facility SECOND OMNIBUS AMENDMENT AND JOINDER TO TRANSACTION DOCUMENTS This Second Omnibus Amendment and Joinder to Transaction Documents (this “Amendment”) is entered into effective as of August 14, 2024 (the “Effective Date”), by and among PULTE MORTGAGE LLC, a Delaware limited liability company (the “Seller”), TEXAS CAPITAL BANK (“Texas Capital Bank”), TRUIST BANK, a North Carolina banking corporation (“Truist”), EVERBANK, N.A. (f/k/a TIAA, FSB), a national banking association (“EverBank”), and JPMORGAN CHASE BANK, N.A., a national banking association (the “Agent” and sometimes “JPMorgan Chase”). Texas Capital Bank, Truist and JPMorgan Chase are sometimes collectively referred to herein as the “Existing Buyers” and each, individually, as an “Existing Buyer”. Texas Capital Bank, Truist, EverBank and JPMorgan Chase are sometimes collectively referred to herein as the “Buyers” and each, individually, as a “Buyer”. R E C I T A L S WHEREAS, the Seller, the Agent and the Existing Buyers are parties to that certain Master Repurchase Agreement dated as of August 16, 2023 (as amended, restated, supplemented or modified from time to time, the “Repurchase Agreement”), and related agreements, instruments and documents (collectively, with the Repurchase Agreement, the “Transaction Documents”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Repurchase Agreement; WHEREAS, EverBank desires to become a part of the syndicate of Buyers under the Transaction Documents and the Seller, the Agent and the Existing Buyers have agreed, effective as of the Effective Date and subject to the terms and conditions of this Amendment, to permit EverBank to become an additional Buyer under the Transaction Documents; WHEREAS, the Seller has requested certain modifications to the terms of the Repurchase Agreement and the Agent and each of the Buyers have agreed to such modifications, subject to the terms and conditions of this Amendment; WHEREAS, the parties hereto have consulted with, and obtained the representation and advice of, their respective legal counsel with regard to the terms and conditions of this Amendment. Each party to this Amendment has had the opportunity to participate fully in the drafting of this Amendment. NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby promise and agree as follows: Section 1. Request and Acceptance of Joinder; Acceptance of Obligations under Transaction Documents. As of the Effective Date of this Amendment, EverBank hereby (a) requests admission to the syndicate of Buyers under the Transaction Documents and each of the Existing Buyers and the Agent hereby accept such request for admission and (b) agrees to all of the provisions of the Transaction Documents as the same are amended by this Amendment and, effective on the Effective Date, becomes a party to each Transaction Document, as a Buyer,

SECOND OMNIBUS AMENDMENT AND JOINDER TO TRANSACTION DOCUMENTS – Page 2 13312-781/Pulte Mortgage Warehouse Facility with the same effect as if EverBank were an original signatory to the Repurchase Agreement and the other Transaction Documents. Section 2. Acknowledgement and Consent of EverBank to Commitment. EverBank hereby acknowledges that as of the Effective Date, its obligations under the Transaction Documents include, without limitation, the purchase of Eligible Loans on a servicing released basis through but not including the Termination Date in the principal amount of its Committed Sum. EverBank hereby consents and agrees to the commencement of its Commitment pursuant to the Repurchase Agreement and to the commencement of all of its other rights and obligations as a Buyer pursuant to the Repurchase Agreement and the other Transaction Documents. Section 3. Amendments, Modifications and Agreements. The Transaction Documents are hereby amended as follows: (a) Each of the Transaction Documents is amended to include “EverBank, N.A.” as a Buyer pursuant thereto. Henceforward, each reference to the term “Buyer” as used in any Transaction Document shall include, mean or refer to “EverBank, N.A.” (b) The Repurchase Agreement is hereby amended by deleting the definition of the defined term “Adjusted Tangible Net Worth” from Section 1.2 thereof in its entirety and inserting the following in lieu thereof: “Adjusted Tangible Net Worth” means, with respect to the Seller and its Subsidiaries on a Consolidated basis on any day, an amount equal to: (i) the Tangible Net Worth of the Seller and its Subsidiaries on a consolidated basis on that day; minus (ii) fifty percent (50%) of the book value of REO held by the Seller and its Subsidiaries net of their reserves against REO losses on that day; minus (iii) fifty percent (50%) of the book value of other illiquid investments held by the Seller and its Subsidiaries net of their reserves against other illiquid investments on that day; minus (iv) the book value of Mortgage Loans held by the Seller and its Subsidiaries for investment purposes net of their reserves against Mortgage Loan investment losses on that day; plus (v) the lesser of (x) fifty percent (50%) of the book value of Mortgage Loans held by the Seller and its Subsidiaries for investment purposes net of their reserves against Mortgage Loan investment losses on that day and (y) Twenty Million Dollars ($20,000,000);

SECOND OMNIBUS AMENDMENT AND JOINDER TO TRANSACTION DOCUMENTS – Page 3 13312-781/Pulte Mortgage Warehouse Facility plus (vi) the lesser of (x) one percent (1%) of the Outstanding Principal Balances of all Mortgage Loans for which the Seller and its Subsidiaries own the Servicing Rights and (y) the capitalized value of the Seller’s and its Subsidiaries’ Servicing Rights, on that day; and plus (vii) the then unpaid principal amount of all Qualified Subordinated Debt of the Seller and its Subsidiaries. (c) The Repurchase Agreement is hereby amended by deleting the definition of the defined term “Combined Loan to Value” from Section 1.2 thereof in its entirety. (d) The Repurchase Agreement is hereby amended by deleting the definition of the defined term “Liquidity” from Section 1.2 thereof in its entirety and inserting the following in lieu thereof: “Liquidity” means, as of any date of determination, (a) the Seller’s unencumbered and unrestricted cash and Cash Equivalents (including the balance on deposit in the Cash Pledge Account, but excluding any restricted cash or cash pledged to third parties) at such time plus (b) the unused portion of the Pulte Revolving Credit Facility. (e) Repurchase Agreement is hereby amended by deleting the definition of the defined term “Termination Date” from Section 1.2 thereof in its entirety and inserting the following in lieu thereof: “Termination Date” means the earlier to occur of (a) August 13, 2025 or (b) the date when the Buyer’s Commitments are terminated pursuant to this Agreement, by order of any Governmental Authority or by operation of law. (f) The Repurchase Agreement is hereby amended by deleting Section 2.3 thereof in its entirety and inserting the following in lieu thereof: 2.3. Disbursement of Purchase Prices. Subject to the terms and conditions of this Agreement, Agent shall deposit the Purchase Prices for the Purchased Loans funded with a Transaction under this Agreement into the Funding Account. Seller is authorized to disburse funds from the Funding Account to fund Transactions so long as no Event of Default exists or will result from such disbursement. After the occurrence and during the continuance of an Event of Default, Seller shall have no further access to the Funding Account, and the Funding Account shall be subject to setoff by the Agent for Pro Rata distribution to the Buyers.

SECOND OMNIBUS AMENDMENT AND JOINDER TO TRANSACTION DOCUMENTS – Page 4 13312-781/Pulte Mortgage Warehouse Facility (g) The Repurchase Agreement is hereby amended by deleting the second full paragraph appearing on page 2 of Exhibit A thereto in its entirety and inserting the following in lieu thereof: Pursuant to the terms of the Custody Agreement and the Current Repurchase Agreement and acknowledging and agreeing that new value, as that term is used in the Uniform Commercial Code (as such term is defined in the Custody Agreement), has been given in reliance thereon, the Seller hereby sells, negotiates and transfers to the Buyers the Mortgage Loans listed on the attached Schedule of Mortgage Loans. The Seller acknowledges that the Agent and the Buyers will rely on the truth of each statement in this Request/Confirmation and the Advance Files in purchasing the Purchased Loans referred to herein. (h) The Repurchase Agreement is hereby amended by deleting Exhibit B thereto in its entirety and inserting Exhibit B attached hereto in lieu thereof. (i) The Repurchase Agreement is hereby amended by deleting paragraph 3 of Annex 1 to Exhibit E thereto in its entirety and inserting the following in lieu thereof: 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York. (j) The Repurchase Agreement is hereby amended by deleting Schedule BC thereto in its entirety and inserting Schedule BC attached hereto in lieu thereof. (k) The Repurchase Agreement is hereby amended by deleting Schedule 23 thereto in its entirety and inserting Schedule 23 attached hereto in lieu thereof. (l) The Side Letter is hereby amended by deleting clause (a) from the definition of “Purchase Price” set forth in Section 1 thereof in its entirety and inserting the following in lieu thereof: (a) for Agency Mortgage Loans (other than Investment Property Mortgage Loans), Government Mortgage Loans and RHS Mortgage Loans, ninety-eight percent (98%); (m) The Side Letter is hereby amended by deleting the second paragraph in Section 1 thereof in its entirety and inserting the following in lieu thereof:

SECOND OMNIBUS AMENDMENT AND JOINDER TO TRANSACTION DOCUMENTS – Page 5 13312-781/Pulte Mortgage Warehouse Facility If any Purchased Loan is not repurchased by the Seller on or before the sixtieth (60th) day after its Purchase Date but continues to be an Eligible Loan (pursuant to the Aged Loan Sublimit), the Seller shall reduce its outstanding Purchase Price by paying to the Agent, for the benefit of the Buyers, on or before the Business Day next following such sixtieth (60th) day, a cash amount equal to the excess of (x) the then- outstanding Purchase Price of that Aged Mortgage Loan over (y) its Aged Mortgage Loan Purchase Price (determined in accordance with clause (e) of the first sentence of this Section 1); provided that such reduction in Purchase Price shall not be required with respect to the first $5,000,000 in aggregate outstanding Purchase Price of Aged Mortgage Loans subject to Transactions as of any date of determination. Section 4. Effectiveness Conditions. This Amendment shall be effective as of the Effective Date upon the satisfaction of the following conditions precedent: (a) the execution and delivery by the Seller, each Buyer and the Agent of this Amendment to the Agent; and (b) the payment by Fedwire transfer to JPMorgan Chase of an amount equal to the sum of (i) the Upfront Fee (as defined in the Side Letter) owed to each Buyer on the Effective Date which relates to its respective Committed Sum for the period commencing on the Effective Date and ending on the Termination Date, as amended hereby, (ii) the Arrangement Fee (as defined in the Fee Letter) owed to the Agent for the period commencing on the Effective Date and ending on the Termination Date and (iii) the Administration Fee (as defined in the Fee Letter) owed to the Agent for the period commencing on the Effective Date and ending on the Termination Date. Section 5. Representations and Warranties. The Seller represents and warrants to the Agent and the Buyers that: (a) All warranties and representations made to the Buyers under the Repurchase Agreement and the Transaction Documents are true and correct as to the date hereof. (b) The execution and delivery by the Seller of this Amendment and the performance by the Seller of the transactions herein contemplated (i) are and will be within such party's powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which the Seller is a party or by which the property of the Seller is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of the Seller.

SECOND OMNIBUS AMENDMENT AND JOINDER TO TRANSACTION DOCUMENTS – Page 6 13312-781/Pulte Mortgage Warehouse Facility (c) This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding, and enforceable in accordance with its respective terms. (d) No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or equity holder in the Seller, is required on the part of the Seller in connection with the execution, delivery and performance of this Amendment and the documents contemplated hereby, or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment. (e) No Default or Event of Default has occurred and is continuing under the Repurchase Agreement or any of the other Transaction Documents. Section 6. Ratification of Transaction Documents. Except as expressly set forth herein, all of the terms and conditions of the Repurchase Agreement and the other Transaction Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Repurchase Agreement and each Transaction Document shall mean the Repurchase Agreement and Transaction Documents as modified by this Amendment. Section 7. Payment of Fees and Expenses. The Seller shall be obligated to pay all of the costs and expenses of the Agent, including reasonable attorneys’ fees, charges and disbursements of counsel for the Agent, in connection with the negotiation, preparation, execution and delivery of this Amendment and the consummation of the transactions contemplated hereby. Section 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Section 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto. All references (a) made in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders and (b) made in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well. Section 10. Invalid Provisions. If any provision of this Amendment is held to be illegal, invalid, or unenforceable under applicable Legal Requirements, such provision shall be fully severable and this Amendment shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Amendment, and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Amendment, unless

SECOND OMNIBUS AMENDMENT AND JOINDER TO TRANSACTION DOCUMENTS – Page 7 13312-781/Pulte Mortgage Warehouse Facility such continued effectiveness of this Amendment, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein. [signatures appear on the following pages.]

SECOND OMNIBUS AMENDMENT AND JOINDER TO TRANSACTION DOCUMENTS – Signature Page 13312-781/Pulte Mortgage Warehouse Facility JPMORGAN CHASE BANK, N.A., a national banking association, as Agent, Lead Arranger and a Buyer By: Name: A. Philippe Tsoukias Title: Authorized Officer

SECOND OMNIBUS AMENDMENT AND JOINDER TO TRANSACTION DOCUMENTS – Signature Page 13312-781/Pulte Mortgage Warehouse Facility TEXAS CAPITAL BANK, as a Buyer By: Name: Lakeisha Binns-Willis Title: Vice President

SECOND OMNIBUS AMENDMENT AND JOINDER TO TRANSACTION DOCUMENTS – Signature Page 13312-781/Pulte Mortgage Warehouse Facility EVERBANK, N.A., a national banking association, as a Buyer By: Name: Elizabeth Moore Title: Vice President

SCHEDULE BC (Buyers’ Committed Sums) – Solo Page 13312-781/Pulte Mortgage Warehouse Facility EXHIBIT B FORM OF OFFICER’S CERTIFICATE WITH COMPUTATIONS TO SHOW COMPLIANCE OR NON-COMPLIANCE WITH CERTAIN FINANCIAL COVENANTS OFFICER’S CERTIFICATE AGENT: JPMorgan Chase Bank, N.A. SELLER: Pulte Mortgage LLC SUBJECT PERIOD: ______________ ended _____________, 20____ DATE: _________________, 20____ This certificate is delivered to the Agent and the Buyers under the Master Repurchase Agreement dated as of August 16, 2023 (as supplemented, amended or restated from time to time, the “Current Repurchase Agreement”), among the Seller, the Agent and the Buyers from time-to-time party thereto. Unless they are otherwise defined in this request, terms defined in the Current Repurchase Agreement have the same meanings here as there. The undersigned officer of the Seller certifies to the Agent that on the date of this certificate that: 1. The undersigned is an incumbent officer of the Seller, holding the title stated below the undersigned’s signature below. 2. The Seller’s Financial Statements that are attached to this certificate were prepared in accordance with GAAP (except that interim (i.e., other than annual) Financial Statements exclude notes to Financial Statements and statements of changes to stockholders’ equity and are subject to year-end adjustments) and (subject to the aforesaid proviso as to interim Financial Statements) present fairly and in all material respects the Seller’s financial condition and results of operations as of _________________ for that month (the “Subject Period”) and for the year to that date. 3. The undersigned officer of the Seller supervised a review of the Seller’s activities during the Subject Period in respect of the following matters and has determined the following: (a) except to the extent that a representation or warranty speaks to a specific date, the representations and warranties of the Seller in the Current Repurchase Agreement and the other Transaction Documents are true and correct in all material respects, other than the changes, if any, described on the attached Annex A; (b) no event has occurred that could reasonably be expected to have a materially adverse effect on any of the Central Elements of the Seller; (c) the Seller has complied with all of its obligations under the Transaction Documents, other than the deviations, if any, described on the attached Annex A;

SCHEDULE BC (Buyers’ Committed Sums) – Solo Page 13312-781/Pulte Mortgage Warehouse Facility (d) no Default or Event of Default has occurred and is continuing, other than those Events of Default and/or Defaults, if any, described on the attached Annex A; (e) compliance by the Seller with the financial covenants in Section 16.18, of the Current Repurchase Agreement is accurately calculated on the attached Annex A; (f) the Seller has not changed its name, chief executive office, principal place of business or entity type without giving the Agent and each Buyer the notice required by Sections 17.10 of the Current Repurchase Agreement; and (g) the Seller was, as of the end of the Subject Period, in compliance with the applicable net worth requirements of, and in good standing with, CL, Fannie Mae, Ginnie Mae, Freddie Mac and HUD. PULTE MORTGAGE LLC By: Name: Title:

SCHEDULE BC (Buyers’ Committed Sums) – Solo Page 13312-781/Pulte Mortgage Warehouse Facility ANNEX A TO OFFICER’S CERTIFICATE 1. Describe changes from representations and warranties, if any — clause 3(a) of attached Officer’s Certificate — if none, so state: 2. Describe deviations from compliance with obligations, if any — clause 3(b) of attached Officer’s Certificate — if none, so state: 3. Describe Defaults or Events of Default, if any — clause 3(c) of attached Officer’s Certificate — if none, so state: 4. Calculate compliance with covenants in Section 16.18 of Current Repurchase Agreement: (a) Adjusted Tangible Net Worth. The Seller’s Adjusted Tangible Net Worth as of the last day of the month ended ______________, 20___ is $____________________ (the minimum under Section 16.18(a) is $70,000,000). Tangible Net Worth: Shareholder’s equity: $ _________________ Minus intangible assets – goodwill, intellectual property: $ _________________ Minus capitalized Servicing Rights: $ _________________ Minus advances or loans to shareholders, employees (other than against future commissions) or Affiliates: $ _________________ Minus unconsolidated investments in Affiliates: $ _________________ Minus deferred tax assets: $ _________________ Minus assets pledged to secure liabilities not included in Debt: $ _________________ TANGIBLE NET WORTH: $ _________________

SCHEDULE BC (Buyers’ Committed Sums) – Solo Page 13312-781/Pulte Mortgage Warehouse Facility Adjusted Tangible Net Worth: Tangible Net Worth (from above): $ _________________ Plus the lesser of (x) 1.00% times the Outstanding Principal Balances of the Seller’s Mortgage Loans with Servicing Rights and (y) capitalized value of Seller’s and its Subsidiaries’ Servicing Rights: $ _________________ Plus unpaid principal of Qualified Subordinated Debt of the Seller and its Subsidiaries: $ _________________ Plus the lesser of (x) 50% of the book value of Seller’s Mortgage Loans held for investment purposes net of their reserves against Mortgage Loan investment losses on that day and (y) Twenty Million Dollars ($20,000,000): $ _________________ Minus 50% of book value, net of related reserves, of Mortgage Loans held for investment and REO: $ _________________ Minus 50% of book value, net of related reserve, of other illiquid investments of the Seller and its Subsidiaries: $ _________________ Minus the book value of Seller’s Mortgage Loans held for investment purposes net of their reserves against Mortgage Loan investment losses on that day: $ _________________ ADJUSTED TANGIBLE NET WORTH: $ _________________

SCHEDULE BC (Buyers’ Committed Sums) – Solo Page 13312-781/Pulte Mortgage Warehouse Facility (b) Leverage Ratio. The Leverage Ratio as of the last day of the month ended ________________________ is ___ to 1.0 (the maximum ratio under Section 16.18(b) is 10.0 : 1.0). Total Liabilities: $ _________________ Plus off balance sheet debt: $ _________________ Minus loan loss reserves (if included in liabilities): $ _________________ Minus deferred taxes arising from capitalizing excess servicing fees: $ _________________ Minus operating leases: $ _________________ Minus Qualified Subordinated Debt: DEBT: $ _________________ Debt (from above): $ _________________ Adjusted Tangible Net Worth (from above): $ _________________ LEVERAGE RATIO: _______ : 1.00 (c) Liquidity. The Seller’s Liquidity, as of the last day of the month ended __________________, 20___ was $_____________ (the minimum under Section 16.18(c) is $50,000,000). Liquidity Cash (including Cash Pledge Account balance but excluding other pledged cash to third parties and restricted cash): $ _________________ Plus Cash Equivalents: $ _________________ Plus available capacity (i.e., the unused portion) under Pulte Revolving Credit Facility: $ _________________ LIQUIDITY: $ _________________ (d) Net Income. As of the last day of the fiscal quarter ended ______________, 20____, the Seller’s Net Income for the period of four (4) consecutive fiscal quarters then ended was $______________ (the minimum under Section 16.18(d) is $1).

SCHEDULE BC (Buyers’ Committed Sums) – Solo Page 13312-781/Pulte Mortgage Warehouse Facility SCHEDULE BC BUYERS’ COMMITTED SUMS (in dollars) From August 14, 2024 through and including January 13, 2025 Buyer Committed Sum JPMorgan Chase $350,000,000 Texas Capital Bank $150,000,000 Truist Bank $100,000,000 EverBank $75,000,000 Maximum Aggregate Commitment: $675,000,000 From January 14, 2025 until the Termination Date Buyer Committed Sum JPMorgan Chase $340,000,000 Texas Capital Bank $145,000,000 Truist Bank $95,000,000 EverBank $70,000,000 Maximum Aggregate Commitment: $650,000,000

SCHEDULE 23, Buyers’ Addresses for Notice as of August 14, 2024 – Solo Page 13312-781/Pulte Mortgage Warehouse Facility SCHEDULE 23 BUYERS’ ADDRESSES FOR NOTICE (As of August 14, 2024) JPMorgan Chase: JPMorgan Chase’s address appears in Article 23. Truist Bank: Mortgage Warehouse Lending Mail Code: 886-97-01-75 7455 Chancellor Drive Orlando, Florida 32809 Phone: (407) 835-6681 Email: chad.c.cain@truist.com Texas Capital Bank: Mortgage Finance - Warehouse Lending 1001 E. Lookout Drive, Suite 600 Richardson, Texas 75082 Attention: Lakeisha Binns-Willis Phone: (469) 372-4004 Email: lakeisha.willis@texascapitalbank.com EverBank: Structured Mortgage Finance 501 Riverside Avenue Jacksonville, Florida 32202 Attention: Elizabeth Moore Phone: (617) 455-7897 Email: elizabeth.moore@everbank.com